UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CNO Financial Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your Vote Counts! CNO FINANCIAL GROUP, INC. 11825 N PENNSYLVANIA ST CARMEL, IN 46032 CNO FINANCIAL GROUP, INC. 2023 Annual Meeting Vote by May 9, 2023 11:59 PM ET You invested in CNO FINANCIAL GROUP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 10, 2023. Vote Virtually at the Meeting* May 10, 2023 8:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/CNO2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V05877-P88523 Get informed before you vote View the Annual Report and Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 26, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V05878-P88523 Against 1 Year 1. Election of Directors Nominees: 1c. Stephen N. David 1a. Gary C. Bhojwani 1d. David B. Foss 1b. Archie M. Brown 1e. Mary R. (Nina) Henderson 1f. Adrianne B. Lee 1g. Daniel R. Maurer 1h. Chetlur S. Ragavan 1i. Steven E. Shebik 2. Approval, by non-binding advisory vote, of the executive compensation of the Company’s Named Executive Officers. 3. Approval, by non-binding advisory vote, whether a shareholder vote to approve the compensation of the Company’s Named Executive Officers should occur every one, two or three years. 4. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2023. 5. Shareholder proposal, if properly presented at the meeting, to reduce the existing ownership threshold to request a special shareholders meeting. NOTE: Such other business as may properly come before the meeting and any adjournment or postponement thereof. For For For For For For For For For For For

Sign Up for Electronic Delivery of Proxy Materials Join CNO in supporting the environment. For each shareholder who signs up for electronic delivery of proxy materials, CNO will plant five trees through a donation made to the National Forest Foundation. SIGN UP TODAY! 1. Go to www.proxyvote.com 2. Type in your 16 digit control number (located on the enclosed card) and click Submit. 3. On the right side, click Sign up for E-Delivery under Go Paperless. 4. Fill out your email address, create a PIN, and click Next. 5. Review the Description of Service and click Enroll in E-Delivery. © 2023 CNO Financial Group 201197 (03/23) P88523-EPN

Frequently Asked Questions Why am I receiving this Notice of Internet Availability? The Securities and Exchange Commission (“SEC”) permits companies to send the enclosed “Notice” instead of a full printed set of proxy materials. The Notice provides instructions on how to view your company’s proxy materials, vote online and request a full set of printed materials by mail. There are several advantages to your company sending a Notice instead of a full set of materials, including lowering your company’s costs and reducing the environmental impact from printing and mailing full sets of proxy materials. How do I view the proxy materials online? Go to www.proxyvote.com and enter your control number to get started. Your control number can be found on the enclosed Notice. What if I prefer to receive a paper copy of the proxy materials? You can easily request a paper copy which will be mailed to you at no cost. Instructions on how to do so can be found in the Get informed before you vote section of the Notice. Can I receive proxy materials for future meetings by e-mail rather than receive a Notice? Yes you can. Go to www.proxyvote.com and make your choice in the Delivery Settings section. For more information about the SEC’s Notice and Access Proxy Rules please visit: www.sec.gov/spotlight/proxymatters/e-proxy.shtml. DOCUMENT ID 2/23